Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3



Name of Fund:
Goldman Sachs Tactical Tilt Overlay Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BMO Capital Markets Corp.; BNP Paribas
Securities Corp.; Capital One Securities, Inc.;
Credit Suisse Securities (USA) LLC; ING
Financial Markets LLC; J.P. Morgan Securities
LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.;
Natixis Securities Americas LLC; RBC Capital
Markets, LLC; SunTrust Robinson Humphrey,
Inc.; Wells Fargo Securities, LLC
Name of Issuer:
HALCON RESOURCES CORP
Title of Security:
HALCON RESOURCES CORPORA 6.75% 15
FEB 2025-20 144A
Date of First Offering:
02/09/17
Dollar Amount Purchased:
9,150,000
Number of Shares or Par Value of Bonds Purchased:
9,150,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Capital Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BTIG, LLC; C.L. King &
Associates, Inc.; Citigroup Global Markets Inc.;
Cowen and Company, LLC; Credit Suisse
Securities (USA) LLC; Deutsche Bank Securities
Inc.; Evercore Group L.L.C.; J.P. Morgan
Securities LLC; Jefferies LLC; JMP Securities
LLC; Morgan Stanley & Co. LLC; Oppenheimer
& Co. Inc.; RBC Capital Markets, LLC; Samuel
A. Ramirez & Company, Inc.; Stifel, Nicolaus &
Company, Inc.; SunTrust Robinson Humphrey,
Inc.; UBS Securities LLC; William Blair &
Company, L.L.C.; The Williams Capital Group,
L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
1,402,313
Number of Shares or Par Value of Bonds Purchased:
82,489
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Strategic Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BTIG, LLC; C.L. King &
Associates, Inc.; Citigroup Global Markets Inc.;
Cowen and Company, LLC; Credit Suisse
Securities (USA) LLC; Deutsche Bank Securities
Inc.; Evercore Group L.L.C.; J.P. Morgan
Securities LLC; Jefferies LLC; JMP Securities
LLC; Morgan Stanley & Co. LLC; Oppenheimer
& Co. Inc.; RBC Capital Markets, LLC; Samuel
A. Ramirez & Company, Inc.; Stifel, Nicolaus &
Company, Inc.; SunTrust Robinson Humphrey,
Inc.; UBS Securities LLC; William Blair &
Company, L.L.C.; The Williams Capital Group,
L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
712,606
Number of Shares or Par Value of Bonds Purchased:
41,918
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Concentrated Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BTIG, LLC; C.L. King &
Associates, Inc.; Citigroup Global Markets Inc.;
Cowen and Company, LLC; Credit Suisse
Securities (USA) LLC; Deutsche Bank Securities
Inc.; Evercore Group L.L.C.; J.P. Morgan
Securities LLC; Jefferies LLC; JMP Securities
LLC; Morgan Stanley & Co. LLC; Oppenheimer
& Co. Inc.; RBC Capital Markets, LLC; Samuel
A. Ramirez & Company, Inc.; Stifel, Nicolaus &
Company, Inc.; SunTrust Robinson Humphrey,
Inc.; UBS Securities LLC; William Blair &
Company, L.L.C.; The Williams Capital Group,
L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
263,670
Number of Shares or Par Value of Bonds Purchased:
15,510
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Dynamic U.S. Equity Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BTIG, LLC; C.L. King &
Associates, Inc.; Citigroup Global Markets Inc.;
Cowen and Company, LLC; Credit Suisse
Securities (USA) LLC; Deutsche Bank Securities
Inc.; Evercore Group L.L.C.; J.P. Morgan
Securities LLC; Jefferies LLC; JMP Securities
LLC; Morgan Stanley & Co. LLC; Oppenheimer
& Co. Inc.; RBC Capital Markets, LLC; Samuel
A. Ramirez & Company, Inc.; Stifel, Nicolaus &
Company, Inc.; SunTrust Robinson Humphrey,
Inc.; UBS Securities LLC; William Blair &
Company, L.L.C.; The Williams Capital Group,
L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
14,773
Number of Shares or Par Value of Bonds Purchased:
869
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BTIG, LLC; C.L. King &
Associates, Inc.; Citigroup Global Markets Inc.;
Cowen and Company, LLC; Credit Suisse
Securities (USA) LLC; Deutsche Bank Securities
Inc.; Evercore Group L.L.C.; J.P. Morgan
Securities LLC; Jefferies LLC; JMP Securities
LLC; Morgan Stanley & Co. LLC; Oppenheimer
& Co. Inc.; RBC Capital Markets, LLC; Samuel
A. Ramirez & Company, Inc.; Stifel, Nicolaus &
Company, Inc.; SunTrust Robinson Humphrey,
Inc.; UBS Securities LLC; William Blair &
Company, L.L.C.; The Williams Capital Group,
L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
34,867
Number of Shares or Par Value of Bonds Purchased:
2,051
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BTIG, LLC; C.L. King &
Associates, Inc.; Citigroup Global Markets Inc.;
Cowen and Company, LLC; Credit Suisse
Securities (USA) LLC; Deutsche Bank Securities
Inc.; Evercore Group L.L.C.; J.P. Morgan
Securities LLC; Jefferies LLC; JMP Securities
LLC; Morgan Stanley & Co. LLC; Oppenheimer
& Co. Inc.; RBC Capital Markets, LLC; Samuel
A. Ramirez & Company, Inc.; Stifel, Nicolaus &
Company, Inc.; SunTrust Robinson Humphrey,
Inc.; UBS Securities LLC; William Blair &
Company, L.L.C.; The Williams Capital Group,
L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
5,888,698
Number of Shares or Par Value of Bonds Purchased:
346,394
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Technology Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; BTIG, LLC; C.L. King &
Associates, Inc.; Citigroup Global Markets Inc.;
Cowen and Company, LLC; Credit Suisse
Securities (USA) LLC; Deutsche Bank Securities
Inc.; Evercore Group L.L.C.; J.P. Morgan
Securities LLC; Jefferies LLC; JMP Securities
LLC; Morgan Stanley & Co. LLC; Oppenheimer
& Co. Inc.; RBC Capital Markets, LLC; Samuel
A. Ramirez & Company, Inc.; Stifel, Nicolaus &
Company, Inc.; SunTrust Robinson Humphrey,
Inc.; UBS Securities LLC; William Blair &
Company, L.L.C.; The Williams Capital Group,
L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
809,625
Number of Shares or Par Value of Bonds Purchased:
47,625
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Small/Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche Securities Inc.;
J & E Davy Holdings; J.P. Morgan Securities
LLC; Wells Fargo Securities, LLC
Name of Issuer:
Ardagh Group SA
Title of Security:
ARDAGH GROUP S.A.
Date of First Offering:
03/15/17
Dollar Amount Purchased:
574,275
Number of Shares or Par Value of Bonds Purchased:
30,225
Price Per Unit:
19.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BMO Capital Markets Corp.; Canaccord Genuity
Securities LLC; CIBC World Markets Inc.;
Credit Suisse Securities (USA) LLC; Merrill
Lynch, Pierce, Fenner & Smith Inc.; Morgan
Stanley & Co. LLC; RBC Capital Markets, LLC;
Robert W. Baird & Co. Inc.; TD Securities Inc.;
Wells Fargo Securities, LLC
Name of Issuer:
Canada Goose Holdings Inc
Title of Security:
CANADA GOOSE HOLDINGS INC.
Date of First Offering:
03/16/17
Dollar Amount Purchased:
969,570
Number of Shares or Par Value of Bonds Purchased:
75,849
Price Per Unit:
12.78
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Capital Growth Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; Canaccord Genuity
Securities LLC; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner &
Smith Inc.; Piper Jaffray & Co.; William Blair &
Company, L.L.C.
Name of Issuer:
MuleSoft Inc
Title of Security:
MULESOFT, INC.
Date of First Offering:
03/17/17
Dollar Amount Purchased:
34,068
Number of Shares or Par Value of Bonds Purchased:
2,004
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Flexible Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; Canaccord Genuity
Securities LLC; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner &
Smith Inc.; Piper Jaffray & Co.; William Blair &
Company, L.L.C.
Name of Issuer:
MuleSoft Inc
Title of Security:
MULESOFT, INC.
Date of First Offering:
03/17/17
Dollar Amount Purchased:
816
Number of Shares or Par Value of Bonds Purchased:
48
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; Canaccord Genuity
Securities LLC; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner &
Smith Inc.; Piper Jaffray & Co.; William Blair &
Company, L.L.C.
Name of Issuer:
MuleSoft Inc
Title of Security:
MULESOFT, INC.
Date of First Offering:
03/17/17
Dollar Amount Purchased:
138,839
Number of Shares or Par Value of Bonds Purchased:
8,167
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; Canaccord Genuity
Securities LLC; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner &
Smith Inc.; Piper Jaffray & Co.; William Blair &
Company, L.L.C.
Name of Issuer:
MuleSoft Inc
Title of Security:
MULESOFT, INC.
Date of First Offering:
03/17/17
Dollar Amount Purchased:
107,967
Number of Shares or Par Value of Bonds Purchased:
6,351
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Credit Suisse Securities (USA) LLC; Deutsche
Bank Securities Inc.; Evercore Group L.L.C.;
J.P. Morgan Securities LLC; Johnson Rice &
Company, L.L.C.; Piper Jaffray & Co.; Raymond
James & Associates, Inc.; RBC Capital Markets,
LLC; Simmons & Company International; Tudor,
Pickering, Holt & Co. Securities, Inc.
Name of Issuer:
ProPetro Holding Corp
Title of Security:
PROPETRO HOLDING CORP.
Date of First Offering:
03/17/17
Dollar Amount Purchased:
5,838,518
Number of Shares or Par Value of Bonds Purchased:
417,037
Price Per Unit:
14.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Technology Opportunities Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC;
Barclays Capital Inc.; Canaccord Genuity
Securities LLC; J.P. Morgan Securities LLC;
Jefferies LLC; Merrill Lynch, Pierce, Fenner &
Smith Inc.; Piper Jaffray & Co.; William Blair &
Company, L.L.C.
Name of Issuer:
MuleSoft Inc
Title of Security:
MULESOFT, INC.
Date of First Offering:
03/17/17
Dollar Amount Purchased:
19,414
Number of Shares or Par Value of Bonds Purchased:
1,142
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*


Name of Fund:
Goldman Sachs Small/Mid Cap Growth Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Allen & Company LLC; Canaccord Genuity Inc.;
Goldman Sachs & Co. LLC; J.P. Morgan
Securities LLC; JMP Securities LLC; Pacific
Crest Securities LLC
Name of Issuer:
Okta Inc
Title of Security:
OKTA, INC.
Date of First Offering:
04/07/17
Dollar Amount Purchased:
541,858
Number of Shares or Par Value of Bonds Purchased:
31,874
Price Per Unit:
17.00
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Technology Opportunities Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Allen & Company LLC; Canaccord Genuity Inc.;
Goldman Sachs & Co. LLC; J.P. Morgan
Securities LLC; JMP Securities LLC; Pacific
Crest Securities LLC
Name of Issuer:
Okta Inc
Title of Security:
OKTA, INC.
Date of First Offering:
04/07/17
Dollar Amount Purchased:
98,396
Number of Shares or Par Value of Bonds Purchased:
5,788
Price Per Unit:
17.00
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Small Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; Credit Suisse Securities
(USA) LLC; Goldman Sachs & Co. LLC;
Houlihan Lokey, Inc.; Jefferies LLC; Merrill
Lynch, Pierce, Fenner & Smith Inc.; Piper Jaffray
& Co.; UBS Securities LLC; Wells Fargo
Securities, LLC
Name of Issuer:
Floor & Decor Holdings Inc
Title of Security:
FLOOR & DECOR HOLDINGS, INC.
Date of First Offering:
04/27/17
Dollar Amount Purchased:
1,589,868
Number of Shares or Par Value of Bonds Purchased:
75,708
Price Per Unit:
21.00
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; Citigroup Global Markets
Inc.; Deutsche Bank Securities Inc.; Evercore
Group L.L.C.; Goldman Sachs & Co. LLC; J.P.
Morgan Securities LLC; JMP Securities LLC;
KKR Capital Markets Holdings LP; Morgan
Stanley & Co. LLC; Oppenheimer & Co. Inc.;
Piper Jaffray & Co.; RBC Capital Markets, LLC
Name of Issuer:
GoDaddy Inc
Title of Security:
GODADDY.COM, INC.
Date of First Offering:
05/05/17
Dollar Amount Purchased:
7,430,307
Number of Shares or Par Value of Bonds Purchased:
192,995
Price Per Unit:
38.50
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; Citigroup Global Markets
Inc.; Deutsche Bank Securities Inc.; Evercore
Group L.L.C.; Goldman Sachs & Co. LLC; J.P.
Morgan Securities LLC; JMP Securities LLC;
KKR Capital Markets Holdings LP; Morgan
Stanley & Co. LLC; Oppenheimer & Co. Inc.;
Piper Jaffray & Co.; RBC Capital Markets, LLC
Name of Issuer:
GoDaddy Inc
Title of Security:
GODADDY.COM, INC
Date of First Offering:
05/05/17
Dollar Amount Purchased:
4,413,678
Number of Shares or Par Value of Bonds Purchased:
114,641
Price Per Unit:
38.50
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
BMO Capital Markets Corp.; BTIG, LLC;
Citigroup Global Markets Inc.; Credit Suisse
Securities (USA) LLC; Deutsche Bank Securities
Inc.; Goldman Sachs & Co. LLC; Guggenheim
Securities, LLC; ING Financial Markets LLC;
J.P. Morgan Securities LLC; KKR Financial
Holdings LLC; Merrill Lynch, Pierce, Fenner &
Smith Inc.; Morgan Stanley & Co. LLC; Natixis
Securities Americas LLC; Rabo Securities USA,
Inc.; Wells Fargo Securities, LLC
Name of Issuer:
US Foods Holding Corp
Title of Security:
US FOODS HOLDING CORP.
Date of First Offering:
05/12/17
Dollar Amount Purchased:
14,967,584
Number of Shares or Par Value of Bonds Purchased:
529,826
Price Per Unit:
28.25
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; Citigroup Global Markets
Inc.; Credit Suisse (USA), Inc.; Goldman Sachs &
Co. LLC; J.P. Morgan Securities LLC; Merrill
Lynch, Pierce, Fenner & Smith Inc.; Morgan
Stanley & Co. LLC
Name of Issuer:
Liberty Media Corp-Liberty For
Title of Security:
LIBERTY MEDIA GROUP
Date of First Offering:
05/19/17
Dollar Amount Purchased:
8,006,184
Number of Shares or Par Value of Bonds Purchased:
258,264
Price Per Unit:
31.00
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities
Corp.; Citigroup Global Markets Inc.; Credit
Agricole Securities (USA) Inc.; Deutsche Bank
Securities Inc.; Goldman Sachs & Co. LLC; J.P.
Morgan Securities LLC; Merrill Lynch, Pierce,
Fenner & Smith Inc.; Morgan Stanley & Co. LLC;
RBC Capital Markets, LLC; Scotia Capital (USA)
Inc.; SG Americas Securities, LLC; TD Securities
Inc.
Name of Issuer:
Altice USA Inc
Title of Security:
ALTICE USA, INC.
Date of First Offering:
06/22/17
Dollar Amount Purchased:
4,967,010
Number of Shares or Par Value of Bonds Purchased:
165,567
Price Per Unit:
30.00
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities
Corp.; Citigroup Global Markets Inc.; Credit
Agricole Securities (USA) Inc.; Deutsche Bank
Securities Inc.; Goldman Sachs & Co. LLC; J.P.
Morgan Securities LLC; Merrill Lynch, Pierce,
Fenner & Smith Inc.; Morgan Stanley & Co. LLC;
RBC Capital Markets, LLC; Scotia Capital (USA)
Inc.; SG Americas Securities, LLC; TD Securities
Inc.
Name of Issuer:
Altice USA Inc
Title of Security:
ALTICE USA, INC.
Date of First Offering:
06/22/17
Dollar Amount Purchased:
1,490,130
Number of Shares or Par Value of Bonds Purchased:
49,671
Price Per Unit:
30.00
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**


Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities
Corp.; Citigroup Global Markets Inc.; Credit
Agricole Securities (USA) Inc.; Deutsche Bank
Securities Inc.; Goldman Sachs & Co. LLC; J.P.
Morgan Securities LLC; Merrill Lynch, Pierce,
Fenner & Smith Inc.; Morgan Stanley & Co. LLC;
RBC Capital Markets, LLC; Scotia Capital (USA)
Inc.; SG Americas Securities, LLC; TD Securities
Inc.
Name of Issuer:
Altice USA Inc
Title of Security:
ALTICE USA, INC.
Date of First Offering:
06/22/17
Dollar Amount Purchased:
4,482,330
Number of Shares or Par Value of Bonds Purchased:
149,411
Price Per Unit:
30.00
Resolution Approved:
Approved at the August 17, 2017 Board
Meeting.**



*	Resolution adopted at the Meeting of the Board of Trustees on
June 15, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended March 31, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the "Trusts") on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").

**	Resolution adopted at the Meeting of the Board of Trustees on
August 17, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended June 30, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the "Trusts") on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the "1940 Act").